                                                                    EXHIBIT 4.01

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
[LOGO]                      SEAGATE TECHNOLOGY                                   COMMON STOCK

                 INCORPORATED UNDER THE LAWS OF THE
                 STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO, CAL.   CUSIP  811804  10 3
OR NEW YORK, N.Y.                                         SEE   REVERSE   FOR
                                                          CERTAIN DEFINITIONS
                                                          AND  A STATEMENT AS
                                                          TO   THE    RIGHTS,
                                                          PREFERENCES,
                                                          PRIVILEGES AND
                                                          RESTRICTIONS OF
                                                          SHARES
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This Certifies That

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH PAR VALUE OF $.01
                                 PER SHARE, OF

                               SEAGATE TECHNOLOGY

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
    This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

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
                                      /s/ Donald L. Waite                   /s/ Alan F. Shugart

                                      Secretary                             President, Chief Executive Officer,
                                                                            Chief Operating Officer and Chairman
                                                                            of the Board
SEAGATE TECHNOLOGY, INC.
CORPORATE SEAL
SEPT. 23, 1986
DELAWARE
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                                  COUNTERSIGNED AND REGISTERED
                                      CHEMICAL TRUST COMPANY OF CALIFORNIA
                                          TRANSFER AGENT AND REGISTRAR
                                  By

                                                AUTHORIZED SIGNATURE
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                               SEAGATE TECHNOLOGY

    The Company is  authorized to issue  Common Stock and  Preferred Stock.  The
Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

    A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Company and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Company at its offices in San Francisco or New York.

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    The  following abbreviations,  when used in  the inscription on  the face of this certificate, shall  be construed as  though they were  written out in  full according to applicable laws or regulations:

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
TEN COM        --      as tenants in common       UNIF GIFT MIN ACT --               Custodian
TEN ENT        --      as    tenants    by   the                             (Cust)           (Minor)
                       entireties
JT TEN         --      as  joint  tenants   with                             under Uniform Gifts to
                       right of survivorship and                             Minors Act
                       not as tenants in common                              (State)

    Additional abbreviations may also be used though not in the above list.
      FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER
                                      UNTO

       PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                  OF ASSIGNEE)

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     SHARES  OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND
     DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
     DATED _____________________

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       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT  MUST CORRESPOND WITH THE  NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.